UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2022

AMERGENT HOSPITALITY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Post Office Box 470695

Charlotte, NC

28247

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class

Common stock, $0.0001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Oz Rey, LLC’s 10 % Secured Convertible Debenture (“Oz Rey Debenture”) in the principal amount of $4,037,889 is secured by a first priority security interest in substantially all the assets of Amergent Hospitality Group Inc., a Delaware corporation (“Amergent”) and guaranteed by all of the subsidiaries of Amergent.

On March 9, 2022, Oz Rey, LLC and Amergent agreed to extend the maturity date of the Oz Rey Debenture from April 1, 2022 to April 1, 2024.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Amendment No. 3 to 10% Secured Convertible Debenture, which document will be attached as an exhibit to Amergent’s quarterly report on Form 10-Q for the period ending March 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2022

Amergent Hospitality Group Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer